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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K

                                CURRENT REPORT



         Pursuant to Section 13 or 15(d) of The Securities Act of 1934



Date of Report (Date of earliest event reported)               November 17, 2000



                        ALPHA TECHNOLOGIES GROUP, INC.
                        ------------------------------
            (Exact name of registrant as specified in its charter)




Delaware                      0-14365                  76-0079338
--------                      -------                  ----------
(State or other              (Commission              (I.R.S. Employer
 jurisdiction of              File Number)           Identification No.)
incorporation)




          11990 San Vicente Blvd., Suite 350     Los Angeles, CA  90049
          -------------------------------------------------------------
           Address of principal executive offices         (Zip Code)



Registrant's telephone number, including area code                310-566-4005



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Item 2. Acquisition or Disposition of Assets.

     Malco Technologies Group, Inc., ("Seller") a wholly owned subsidiary of Alpha Technologies Group, Inc. ("Alpha", or the "Registrant"), pursuant to an asset purchase agreement, sold substantially all of the assets and business of Seller's subsystems business (the "Business") located in Colmar, Pennsylvania, which operated under the trade name Malco Technologies, Inc. ("Malco") to a privately owned company (the "Buyer") formed by the person that was previously the general manager of that business. The sale included Malco's accounts receivable, inventory, machinery, equipment, tools, business machines, office furniture and fixtures and certain intangibles including but not limited to customer lists, trade names and engineering designs and the agreement by Alpha and certain of their affiliates engage not to engage in any business, directly or indirectly, that competes with Malco for three years.

     At closing, November 17, 2000, seller received $2,200,000, in cash plus a three-year, 12% note for $300,000 and Buyer assumed certain payables and liabilities of the Business. The purchase price was a negotiated amount between Buyer and Seller.
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Item 7. Pro Forma Financial Statements and Exhibits.

     (a)  Financial statements of the business acquired. Not applicable.

     (b) Pro forma financial statements. - Incorporated herein by reference to the proforma and the restated financial statements included in the Registrant's Registrations Statement on Form S-2 (Reg # 333-47556) which became effective December 1, 2000.

     (c.) Exhibits


     1. Asset Purchase Agreement By and Between Malco Technologies, Inc., Alpha Technologies Group, Inc., and MTAC LLC dated November 8, 2000.(Exhibits and schedules pursuant to the Agreement have not been filed by the Registrant, who hereby undertakes to file such exhibits and schedules upon request of the Commission.)



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Alpha Technologies Group, Inc.



Date: December 4, 2000                       By: /s/ Johnny J. Blanchard
      ----------------                           -----------------------
                                                 Johnny J. Blanchard
                                                 Chief Financial Officer
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                               INDEX TO EXHIBIT



                                                                    Sequentially
Exhibit                                                                 Numbered
Number                    Description of Exhibit                            Page



1. Asset Purchase Agreement By and Between Malco Technologies, Inc., Alpha Technologies Group, Inc., and MTAC LLC dated November 8, 2000.(Exhibits and schedules pursuant to the Agreement have not been filed by the Registrant, who hereby undertakes to file such exhibits and schedules upon request of the Commission.)